INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES SECOND QUARTER RESULTS
RAISES DIVIDEND

San Jose, Calif., July 24, 2014 — Altera Corporation (NASDAQ: ALTR) today announced second quarter sales of $491.5 million, up 7 percent from the first quarter of 2014 and up 17 percent from the second quarter of 2013. Second quarter net income was $127.0 million, $0.41 per diluted share, compared with net income of $116.5 million, $0.37 per diluted share, in the first quarter of 2014 and $101.5 million, $0.31 per diluted share, in the second quarter of 2013.

Year-to-date cash flow from operating activities was $301.4 million. Altera repurchased approximately
6.0 million shares during the quarter at a cost of approximately $197.0 million.

Altera's board of directors has declared a quarterly cash dividend of $0.18 per share, to be paid on September 2, 2014 to shareholders of record on August 11, 2014. The company's previous quarterly cash dividend had been $0.15 per share.

"Revenue growth was stronger than expected with new products up double digits sequentially. New product growth reflects very good 28 nm FPGA performance as well as continued solid growth from our 40 nm products," said John Daane, president, chief executive officer, and chairman of the board. "With new capabilities and vastly improved performance compared with our prior-generation midrange offerings, our 20 nm Arria 10 FPGAs and SoCs are displaying solid competitive potential as we are seeing a record level of identified customer opportunities. Further, at the high end, with continuing development of our Intel-sourced 14 nm FinFET-based Stratix 10 FPGAs, it remains clear that this new technology coupled with our HyperFlex architecture will deliver industry-leading density and performance as well as lower power and cost."

Recent accomplishments mark the company's continuing progress:

•
Early access customers are successfully achieving the anticipated 2X core performance gain in their Stratix® 10 FPGA and SOC designs compared to previous generation high-performance programmable devices. This breakthrough leap in FPGA core performance is a result of Intel’s

14 nm Tri-Gate process technology and the groundbreaking Stratix 10 HyperFlex™ architecture. Through the Stratix 10 FPGA early access program, Altera is working with several customers to run their existing designs through performance evaluation tools built for Stratix 10 FPGAs. The customer designs target a wide range of applications and leverage a variety of hardware design approaches, including ASIC replacement designs, traditional high-performance FPGA communication designs and high-throughput data center and computation designs.

•
Altera continues to work with several partners and customers on software-defined data centers and server acceleration, including Microsoft Corporation, who is seeking to accelerate portions of Microsoft's Bing web search engine. Based on the results of this collaboration, Bing plans to roll out Altera FPGA-accelerated servers to process customer searches in one of its data centers starting in early 2015. Altera’s FPGAs accelerate the processing of large amounts of data on servers, which helps address big data challenges and massive distributed workloads. Altera’s view of the software defined data center is that FPGAs are helping drive the transformation of the modern data center with a virtualized infrastructure delivered as a service using commodity servers. In this environment, FPGAs can deliver performance advantages, in some cases orders of magnitude improvements, with significantly lower power consumption than alternative approaches. A data center with reconfigurable fabric enabled by Altera FPGAs provides greater business agility, and its complexity can be managed as it scales.

SELECTED SECOND QUARTER REVENUE AND RELATED RESULTS

($ in thousands) Key Ratios & Information	June 27, 2014	March 28, 2014
Current Ratio	6:1	6:1
Liabilities/Equity	2:3	2:3
Quarterly Operating Cash Flows	$170,958	$130,430
TTM Return on Equity	13%	13%
Quarterly Depreciation Expense	$12,222	$12,996
Quarterly Capital Expenditures	$9,620	$7,116
Inventory MSOH (1): Altera	3.2	3.1
Inventory MSOH (1): Distribution	0.6	0.6
Cash Conversion Cycle (Days)	160	157
Turns	42%	48%
Book to Bill	>1.0	>1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate
	June 27, 2014	March 28, 2014	June 28, 2013	Sequential Change	Year- Over-Year Change
Geography
Americas	16%	15%	17%	8%	9%
Asia Pacific	43%	43%	39%	8%	28%
EMEA	27%	26%	28%	9%	13%
Japan	14%	16%	16%	(2)%	3%
Net Sales	100%	100%	100%	7%	17%

Product Category
New	53%	49%	41%	15%	53%
Mainstream	21%	23%	28%	2%	(11)%
Mature and Other	26%	28%	31%	(4)%	(5)%
Net Sales	100%	100%	100%	7%	17%

Vertical Market
Telecom & Wireless	46%	45%	42%	9%	28%
Industrial Automation, Military & Automotive	21%	22%	22%	3%	14%
Networking, Computer & Storage	15%	15%	18%	1%	(6)%
Other	18%	18%	18%	10%	16%
Net Sales	100%	100%	100%	7%	17%

FPGAs and CPLDs
FPGA	84%	83%	83%	8%	18%
CPLD	8%	9%	9%	0%	7%
Other Products	8%	8%	8%	3%	12%
Net Sales	100%	100%	100%	7%	17%

Product Category Description

•	New Products include the Arria® 10, Stratix® V, Stratix IV, Arria V, Arria II, Cyclone® V, Cyclone IV, MAX® V, HardCopy® IV devices and Enpirion PowerSoCs.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II, Stratix, Arria GX, Cyclone II, Cyclone, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the Third Quarter 2014

Sales and Income Statement

Sequential Sales Growth	- 2% to + 2%
Gross Margin	67% +/- .5%
Research and Development (1)	$114 - $116 million
SG&A	$78 - $80 million
Other Income/Expense, Net (2)	Net expense of approximately $4 million
Tax Rate	11% - 12%
Diluted Share Count	Less than 314 million
Turns	High 30's
Inventory MSOH	High 3's
Note (1): The business outlook for Research and Development expense includes amortization of acquisition-related intangible assets
Note (2): Other Income/Expense, Net includes Interest income and other and Interest expense in our consolidated statements of comprehensive income.

Vertical Market

Telecom & Wireless	Flat
Industrial Automation, Military & Automotive	Flat
Networking, Computer & Storage	Up
Other	Down

Second Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, statements regarding both absolute and relative product performance, product development schedules, customer intention to incorporate our FPGAs into equipment supporting the Bing search engine, and any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ materially from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, product availability, vertical market mix, market acceptance of the company's products, the performance of products once introduced, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® V, Arria II, Stratix® V, Stratix IV FPGAs, MAX® V CPLDs, HardCopy® IV device families and Enpirion PowerSoCs, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera® programmable solutions enable designers of electronic systems to rapidly and cost effectively innovate, differentiate and win in their markets. Altera offers FPGAs, SoCs, CPLDs, ASICs and complementary technologies, such as power management, to provide high-value solutions to customers worldwide. Visit www.altera.com.

###

ALTERA, ARRIA, CYCLONE, ENPIRION, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

###

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended			Six Months Ended
(In thousands, except per share amounts)	June 27, 2014	March 28, 2014	June 28, 2013	June 27, 2014	June 28, 2013

Net sales	$491,517	$461,092	$421,759	$952,609	$832,260
Cost of sales	162,391	151,868	135,104	314,259	261,187
Gross margin	329,126	309,224	286,655	638,350	571,073
Operating expense
Research and development expense	101,121	97,657	95,489	198,778	183,206
Selling, general, and administrative expense	78,974	74,507	77,869	153,481	156,469
Amortization of acquisition-related intangible assets	2,464	2,465	915	4,929	1,128
Total operating expense	182,559	174,629	174,273	357,188	340,803
Operating margin (1)	146,567	134,595	112,382	281,162	230,270
Compensation expense /(benefit)— deferred compensation plan	3,126	1,454	(160)	4,580	3,262
(Gain)/loss on deferred compensation plan securities	(3,126)	(1,454)	160	(4,580)	(3,262)
Interest income and other	(7,819)	(5,985)	(2,778)	(13,804)	(4,437)
Gain reclassified from other comprehensive income	(43)	(48)	(42)	(91)	(96)
Interest expense	10,877	10,488	3,389	21,365	5,854
Income before income taxes	143,552	130,140	111,813	273,692	228,949
Income tax expense	16,548	13,626	10,304	30,174	7,251
Net income	127,004	116,514	101,509	243,518	221,698

Other comprehensive income/(loss):
Unrealized gain/(loss) on investments:
Unrealized holding gain/(loss) on investments arising during period, net of tax of $23, $23, ($47),$46 and ($41)	14,471	12,560	(9,031)	27,031	(9,032)
Less: Reclassification adjustments for gain on investments included in net income, net of tax of $6, $4, $5, $10 and $10	(37)	(44)	(37)	(81)	(86)
Other comprehensive income/(loss)	14,434	12,516	(9,068)	26,950	(9,118)
Comprehensive income	$141,438	$129,030	$92,441	$270,468	$212,580

Net income per share:
Basic	$0.41	$0.37	$0.32	$0.78	$0.69
Diluted	$0.41	$0.37	$0.31	$0.77	$0.69

Shares used in computing per share amounts:
Basic	311,000	316,552	320,472	313,713	320,175
Diluted	313,513	318,901	323,527	316,145	323,279

Dividends per common share	$0.15	$0.15	$0.10	$0.30	$0.20

Tax rate	11.5%	10.5%	9.2%	11.0%	3.2%
% of Net sales:
Gross margin	67.0%	67.1%	68.0%	67.0%	68.6%
Research and development (1)	21.1%	21.7%	22.9%	21.4%	22.1%
Selling, general, and administrative	16.1%	16.2%	18.5%	16.1%	18.8%
Operating margin(2)	29.8%	29.2%	26.6%	29.5%	27.7%
Net income	25.8%	25.3%	24.1%	25.6%	26.6%

Notes:
(1) Research and development expense as a percentage of Net sales includes amortization of acquisition-related intangible assets.

(2) We define operating margin as gross margin less research and development expense, selling, general and administrative expense and amortization of acquisition-related intangible assets, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by losses/(gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Six Months Ended
(In thousands, except per share amounts)	June 27, 2014	March 28, 2014	June 28, 2013	June 27, 2014	June 28, 2013
Operating margin (non-GAAP)	$146,567	$134,595	$112,382	$281,162	$230,270
Compensation expense/(benefit) — deferred compensation plan	3,126	1,454	(160)	4,580	3,262
Income from operations (GAAP)	$143,441	$133,141	$112,542	$276,582	$227,008

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	June 27, 2014	December 31, 2013

Assets
Current assets:
Cash and cash equivalents	$2,688,326	$2,869,158
Short-term investments	118,239	141,487
Total cash, cash equivalents, and short-term investments	2,806,565	3,010,645
Accounts receivable, net	452,559	483,032
Inventories	176,728	163,880
Deferred income taxes — current	55,599	63,228
Deferred compensation plan — marketable securities	65,852	66,455
Deferred compensation plan — restricted cash equivalents	15,553	16,699
Other current assets	36,852	48,901
Total current assets	3,609,708	3,852,840
Property and equipment, net	195,582	204,142
Long-term investments	1,756,678	1,695,066
Deferred income taxes — non-current	19,755	10,806
Goodwill	74,341	73,968
Acquisition-related intangible assets, net	77,221	82,150
Other assets, net	82,579	76,676
Total assets	$5,815,864	$5,995,648

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$52,747	$44,163
Accrued liabilities	26,607	41,218
Accrued compensation and related liabilities	54,345	51,105
Deferred compensation plan obligations	81,405	83,154
Deferred income and allowances on sales to distributors	415,199	487,746
Total current liabilities	630,303	707,386
Income taxes payable — non-current	296,594	276,326
Long-term debt	1,492,113	1,491,466
Other non-current liabilities	7,661	8,403
Total liabilities	2,426,671	2,483,581
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 308,955 shares at June 27, 2014 and 317,769 shares at December 31, 2013	309	318
Capital in excess of par value	1,179,335	1,216,826
Retained earnings	2,210,561	2,322,885
Accumulated other comprehensive loss	(1,012)	(27,962)
Total stockholders' equity	3,389,193	3,512,067
Total liabilities and stockholders' equity	$5,815,864	$5,995,648

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended
(In thousands)	June 27, 2014	June 28, 2013

Cash Flows from Operating Activities:
Net income	$243,518	$221,698
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,731	22,449
Amortization of acquisition-related intangible assets	4,929	1,128
Amortization of debt discount and debt issuance costs	1,558	563
Stock-based compensation	48,068	47,274
Net gain on sale of available-for-sale securities	(91)	—
Amortization of investment discount/premium	1,300	—
Deferred income tax expense/(benefit)	12,469	(21,767)
Tax effect of employee stock plans	121	1,280
Excess tax benefit from employee stock plans	(612)	(1,148)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	30,473	(147,407)
Inventories	(12,848)	21,649
Other assets	11,078	28,788
Accounts payable and other liabilities	5,703	(19,585)
Deferred income and allowances on sales to distributors	(72,547)	50,886
Income taxes payable	5,867	14,196
Deferred compensation plan obligations	(6,329)	(5,961)
Net cash provided by operating activities	301,388	214,043
Cash Flows from Investing Activities:
Purchases of property and equipment	(21,614)	(23,337)
Sales of deferred compensation plan securities, net	6,329	5,961
Purchases of available-for-sale securities	(204,810)	(175,642)
Proceeds from sale of available-for-sale securities	58,015	72,126
Proceeds from maturity of available-for-sale securities	134,212	83,855
Acquisitions, net of cash acquired	—	(145,313)
Holdback payment for prior acquisition	(3,353)	—
Purchases of intangible assets	(535)	—
Purchases of other investments	(8,224)	(176)
Net cash used in investing activities	(39,980)	(182,526)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through stock plans	22,696	27,296
Shares withheld for employee taxes	(11,240)	(6,722)
Payment of dividends to stockholders	(94,179)	(64,048)
Payment of debt assumed in acquisitions	—	(22,000)
Long-term debt and credit facility issuance costs	(1,321)	—
Repurchases of common stock	(358,808)	(54,974)
Excess tax benefit from employee stock plans	612	1,148
Net cash used in financing activities	(442,240)	(119,300)
Net decrease in cash and cash equivalents	(180,832)	(87,783)
Cash and cash equivalents at beginning of period	2,869,158	2,876,627
Cash and cash equivalents at end of period	$2,688,326	$2,788,844